HIGHLAND FUNDS I
Highland Floating Rate Opportunities Fund
Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
Supplement dated December 2, 2011
To Class A and C Shares Prospectus dated November 1, 2011
Change in Investment Adviser and Administrator
On December 15, 2011, Highland Capital Management, L.P., Highland Funds Asset Management, L.P. and Highland Funds I, on behalf of each of Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund (collectively, the “Funds”), will enter into novation agreements (each a “Novation Agreement”) pursuant to which Highland Capital Management, L.P. will be replaced by its affiliate Highland Funds Asset Management, L.P. as investment adviser to each Fund. This change did not result in any changes to the investment strategies and investments processes of the Funds, the advisory or administrative services fees paid by the Funds or the services to be provided to the Funds.
Accordingly, the section “Management of the Funds—Board of Trustees and Investment Adviser” is hereby amended and restated as follows:
     Board of Trustees, Investment Adviser and Sub-Adviser
     The Board of Trustees has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.
     Highland Funds Asset Management, L.P. (“HFAM” or the “Adviser”) serves as the investment adviser to each Fund. The address of the Adviser is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about February 24, 2012, HFAM is relocating to 200 Crescent Court, Suite 700, Dallas, Texas 75201. For Floating Rate Opportunities Fund and Long/Short Equity Fund, HFAM provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research. For Long/Short Healthcare Fund, Cummings Bay Capital Management, L.P. (“CBCM”) provides these services subject to the supervision of HFAM. Additionally, HFAM furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of each Fund who is HFAM’s affiliate.
     Each of the Funds had entered into an investment advisory agreement (each an “Investment Advisory Agreement”) with Highland Capital Management, L.P. (“Highland”), the Funds’ investment adviser prior to December 15, 2011, pursuant to which Highland provided the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research, or hiring a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnished offices, necessary facilities, equipment and personnel and paid the compensation of the Trustee of each Fund who was Highland’s affiliate. As of December 15, 2011, Highland Funds I, on behalf of each of the Funds, Highland and HFAM entered into novation agreements (each a “Novation Agreement”) pursuant to which HFAM assumed Highland’s rights, duties and obligations under the corresponding Investment Advisory Agreement and, in the case of Long/Short Healthcare Fund, the Investment Sub-Advisory Agreement.

     In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report dated June 30, 2010. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Equity Fund is available in the Funds’ semi-annual report dated December 31, 2010. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Floating Rate Opportunities Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2011. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser(1) received for each Fund for the fiscal period ended June 30, 2011 and each Fund’s contractual advisory fee:

	Advisory Fees Paid
	as a % of Average
	Daily Managed		Contractual Advisory
	Assets for the		Fee as a % of Average
	Fiscal Period Ended		Daily Managed
Fund Name	June 30, 2011		Assets(2)(3)
Floating Rate Opportunities Fund	0.65	(4)	0.65	(4)
Long/Short Equity Fund	1.00	%(5)	2.25	%(5)
Long/Short Healthcare Fund	0.00	%(6)	1.00	%(6)

(1)	Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 31, 2011, Highland had approximately $23.6 billion in assets under management.

(2)	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below. The management fees set forth in the Annual Fund Operating Expenses tables reflect the advisory and administration fees borne by each Fund as a percentage of average net assets.

(3)	As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Information shown is for the Predecessor Fund for the period ended June 13, 2011.

(5)	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/ Short Equity Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A and Class C Shares are expected to be 2.44% and 3.09%, respectively, of the Fund’s average daily net assets for the period that the voluntary fee waiver is in place. Applying this voluntary fee waiver and excluding the cost of dividends paid on short positions and acquired fund fees, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are expected to be 1.98% and 2.63%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(6)	For Long/Short Healthcare Fund, the Adviser waived all of its advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.
     Organized in February 2009, HFAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of the date hereof, HFAM has approximately $3 billion in assets under management. HFAM is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Prior to December 15, 2011, Highland served as the Funds’ administrator.
The section “Certain Legal Proceedings Relating to the Adviser and Floating Rate Opportunities Fund” is hereby amended and restated as follows:
Matters Relating to Floating Rate Opportunities Fund’s Investment in Broadstripe, LLC. The Predecessor Fund, Highland, other accounts managed by Highland, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Fund as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Predecessor Fund and other defendants managed by Highland held debt obligations of Millennium. As of June 30, 2010, the Predecessor Fund attributed total value to the Predecessor Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleged that Highland and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint sought compensatory and punitive damages in an unspecified amount to be presented at trial. On October 31, 2011, the Court granted summary judgment in favor of all defendants, including the Fund. Plaintiffs filed their notice of appeal on November 30, 2011. The Fund will continue to vigorously contest Plaintiffs'' allegations at the appeal.
     In addition, the Predecessor Fund and other funds managed by Highland that held certain debt issued by Broadstripe, LLC are defendants in a complaint (the “Committee Action”) filed on May 8, 2009 by the official committee of unsecured creditors of Broadstripe, LLC and its affiliated debtors (collectively, the “Debtors”) in the Chapter 11 bankruptcy cases (the “Cases”) pending in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Predecessor Fund, Highland and certain other funds managed by Highland and seeks various relief, including recharacterization and equitable subordination of the debt held by the Predecessor Fund and the other funds and recovery of certain payments made by the Debtors to the Predecessor Fund and the other funds. On December 8, 2010, the Predecessor Fund and the other funds managed by Highland entered into a settlement agreement in connection with the Committee Action. Among other things, the settlement provides for the stay and dismissal of the Committee Action and certain other litigation or claims asserted by, against, or related to the Debtors or their Cases. The settlement also creates a $3.3 million creditors trust for the benefit of general unsecured creditors and provides for the payment of $500,000 in previously incurred fees by counsel to the unsecured creditors’ committee. The settlement also establishes certain milestones relating to the filing of a plan of reorganization or a motion to sell all or substantially all the Debtors’ assets. In the event these milestones are not achieved by certain specified dates, any party to the settlement may petition the Bankruptcy Court to terminate the settlement for cause.
          In addition, all references to “Highland Capital Management, L.P.” and “Highland” (when referring to the current investment adviser) are hereby replaced by “Highland Funds Asset Management, L.P.” and “HFAM,” respectively, except to the extent the context requires otherwise (such as references to periods prior to December 15, 2011).
The section entitled “Portfolio Management” is hereby amended and restated as follows:
Portfolio Management
Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Managers Jonathan Lamensdorf	Managed the Fund Since October 2008	Title with Adviser Portfolio Manager
The section entitled “Management of the Funds — Portfolio Managers — Long/Short Equity Fund” is hereby amended and restated as follows:
Long/Short Equity Fund
Long/Short Equity Fund’s portfolio is managed by Jonathan Lamensdorf. Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

HIGHLAND FUNDS I
Highland Floating Rate Opportunities Fund
Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
Supplement dated December 2, 2011
To Class Z Shares Prospectus dated November 1, 2011
Change in Investment Adviser and Administrator
On December 15, 2011, Highland Capital Management, L.P., Highland Funds Asset Management, L.P. and Highland Funds I, on behalf of each of Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund (collectively, the “Funds”), will enter into novation agreements (each a “Novation Agreement”) pursuant to which Highland Capital Management, L.P. will be replaced by its affiliate Highland Funds Asset Management, L.P. as investment adviser to each Fund. This change did not result in any changes to the investment strategies and investments processes of the Funds, the advisory or administrative services fees paid by the Funds or the services to be provided to the Funds.
Accordingly, the section “Management of the Funds—Board of Trustees and Investment Adviser” is hereby amended and restated as follows:
     Board of Trustees, Investment Adviser and Sub-Adviser
     The Board of Trustees has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.
     Highland Funds Asset Management, L.P. (“HFAM” or the “Adviser”) serves as the investment adviser to each Fund. The address of the Adviser is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about February 24, 2012, HFAM is relocating to 200 Crescent Court, Suite 700, Dallas, Texas 75201. For Floating Rate Opportunities Fund and Long/Short Equity Fund, HFAM provides the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research. For Long/Short Healthcare Fund, Cummings Bay Capital Management, L.P. (“CBCM”) provides these services subject to the supervision of HFAM. Additionally, HFAM furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of each Fund who is HFAM’s affiliate.
     Each of the Funds had entered into an investment advisory agreement (each an “Investment Advisory Agreement”) with Highland Capital Management, L.P. (“Highland”), the Funds’ investment adviser prior to December 15, 2011, pursuant to which Highland provided the day-to-day management of each Fund’s portfolio of securities, which includes buying and selling securities for each Fund and conducting investment research, or hiring a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnished offices, necessary facilities, equipment and personnel and paid the compensation of the Trustee of each Fund who was Highland’s affiliate. As of December 15, 2011, Highland Funds I, on behalf of each of the Funds, Highland and HFAM entered into novation agreements (each a “Novation Agreement”) pursuant to which HFAM assumed Highland’s rights, duties and obligations under the corresponding Investment Advisory Agreement and, in the case of Long/Short Healthcare Fund, the Investment Sub-Advisory Agreement.

     In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report dated June 30, 2010. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Long/Short Equity Fund is available in the Funds’ semi-annual report dated December 31, 2010. A discussion regarding the Board of Trustees’ approval of the Investment Advisory Agreement for Floating Rate Opportunities Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2011. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser(1) received for each Fund for the fiscal period ended June 30, 2011 and each Fund’s contractual advisory fee:

	Advisory Fees Paid
	as a % of Average
	Daily Managed		Contractual Advisory
	Assets for the		Fee as a % of Average
	Fiscal Period Ended		Daily Managed
Fund Name	June 30, 2011		Assets(2)(3)
Floating Rate Opportunities Fund	0.65	(4)	0.65	(4)
Long/Short Equity Fund	1.00	%(5)	2.25	%(5)
Long/Short Healthcare Fund	0.00	%(6)	1.00	%(6)

(1)	Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 31, 2011, Highland had approximately $23.6 billion in assets under management.

(2)	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below. The management fees set forth in the Annual Fund Operating Expenses tables reflect the advisory and administration fees borne by each Fund as a percentage of average net assets.

(3)	As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(4)	Information shown is for the Predecessor Fund for the period ended June 13, 2011.

(5)	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 2.09% of the Fund’s average daily net assets for the period that the voluntary fee waiver is in place. Applying this voluntary fee waiver and excluding the cost of dividends paid on short positions and acquired fund fees, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 1.61% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(6)	For Long/Short Healthcare Fund, the Adviser waived all of its advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.
     Organized in February 2009, HFAM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of the date hereof, HFAM has approximately $3 billion in assets under management. HFAM is also the Funds’ administrator (see “Administrator/Sub-Administrator” in the SAI for details). Prior to December 15, 2011, Highland served as the Funds’ administrator.
The section “Certain Legal Proceedings Relating to the Adviser and Floating Rate Opportunities Fund” is hereby amended and restated as follows:
Matters Relating to Floating Rate Opportunities Fund’s Investment in Broadstripe, LLC. The Predecessor Fund, Highland, other accounts managed by Highland, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Fund as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Predecessor Fund and other defendants managed by Highland held debt obligations of Millennium. As of June 30, 2010, the Predecessor Fund attributed total value to the Predecessor Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleged that Highland and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint sought compensatory and punitive damages in an unspecified amount to be presented at trial. On October 31, 2011, the Court granted summary judgment in favor of all defendants, including the Fund. Plaintiffs filed their notice of appeal on November 30, 2011. The Fund will continue to vigorously contest Plaintiffs” allegations at the appeal.
     In addition, the Predecessor Fund and other funds managed by Highland that held certain debt issued by Broadstripe, LLC are defendants in a complaint (the “Committee Action”) filed on May 8, 2009 by the official committee of unsecured creditors of Broadstripe, LLC and its affiliated debtors (collectively, the “Debtors”) in the Chapter 11 bankruptcy cases (the “Cases”) pending in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Predecessor Fund, Highland and certain other funds managed by Highland and seeks various relief, including recharacterization and equitable subordination of the debt held by the Predecessor Fund and the other funds and recovery of certain payments made by the Debtors to the Predecessor Fund and the other funds. On December 8, 2010, the Predecessor Fund and the other funds managed by Highland entered into a settlement agreement in connection with the Committee Action. Among other things, the settlement provides for the stay and dismissal of the Committee Action and certain other litigation or claims asserted by, against, or related to the Debtors or their Cases. The settlement also creates a $3.3 million creditors trust for the benefit of general unsecured creditors and provides for the payment of $500,000 in previously incurred fees by counsel to the unsecured creditors’ committee. The settlement also establishes certain milestones relating to the filing of a plan of reorganization or a motion to sell all or substantially all the Debtors’ assets. In the event these milestones are not achieved by certain specified dates, any party to the settlement may petition the Bankruptcy Court to terminate the settlement for cause.
          In addition, all references to “Highland Capital Management, L.P.” and “Highland” (when referring to the current investment adviser) are hereby replaced by “Highland Funds Asset Management, L.P.” and “HFAM,” respectively, except to the extent the context requires otherwise (such as references to periods prior to December 15, 2011).
The section entitled “Portfolio Management” is hereby amended and restated as follows:
Portfolio Management
Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Managers Jonathan Lamensdorf	Managed the Fund Since October 2008	Title with Adviser Portfolio Manager
The section entitled “Management of the Funds — Portfolio Managers — Long/Short Equity Fund” is hereby amended and restated as follows:
Long/Short Equity Fund
Long/Short Equity Fund’s portfolio is managed by Jonathan Lamensdorf. Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

HIGHLAND FUNDS I
Highland Floating Rate Opportunities Fund
Highland Long/Short Equity Fund
Highland Long/Short Healthcare Fund
Supplement dated December 2, 2011
To Class A, Class C and Class Z Shares
Statement of Additional Information dated November 1, 2011
Change in Investment Adviser and Administrator
On December 15, 2011, Highland Capital Management, L.P. (“Highland”), Highland Funds Asset Management, L.P. (“HFAM”) and Highland Funds I, on behalf of each of the Funds will enter into novation agreements (each a “Novation Agreement”) pursuant to which Highland Capital Management, L.P. will be replaced by its affiliate Highland Funds Asset Management, L.P. as investment adviser to each Fund. This change did not result in any changes to the investment strategies and investments processes of the Funds, the advisory or administrative services fees paid by the Funds or the services to be provided to the Funds.
MANAGEMENT
The last two rows in the table on page 21 are hereby amended and restated as follows:

INTERESTED TRUSTEE
R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board; President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006	Team Leader of Highland Capital Management, L.P. since 2000 and President of HFAM since its inception; Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	23	None	Positions and experience at HFAM and Highland Capital Management, L.P.; continuing service as President and Chief Executive Officer of the Trust; significant executive and financial experience.

The table on page 22 is hereby amended and restated as follows:

Term of Office and
	Position(s) with	Length of Time
Name and Age	Fund	Served	Principal Occupation(s) During Past Five Years
OFFICERS

R. Joseph Dougherty (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of Highland Capital Management, L.P. since 2000 and President of HFAM since its inception; Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 41)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HFAM since its inception; Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 36)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of Highland Capital Management, L.P. since 2007 and HFAM since its inception; and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Thomas Surgent (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since October 2011	Assistant General Counsel of Highland Capital Management, L.P. since 2007 and Chief Compliance Officer of the funds in the Fund Complex, HFAM, Highland Capital Management, L.P. and certain other investment advisers affiliated with HFAM since October 2011; Senior Associate at Greenberg Traurig, LLP from August 2004 to September 2007.
INVESTMENT ADVISORY SERVICES
The first four paragraphs of the section “Investment Advisory Services” on page 28 are hereby amended and restated as follows:
     Prior to December 15, 2011, Highland served as the Funds’ investment adviser pursuant to separate Investment Advisory Agreements with each Fund. As of December 15, 2011, Highland, HFAM and Highland Funds I entered into novation agreements (each a “Novation Agreement”) pursuant to which Highland Capital Management, L.P. was replaced by its affiliate Highland Funds Asset Management, L.P. as investment adviser to each Fund. Pursuant to each Novation Agreement,

HFAM assumed Highland’s rights, duties and obligations under the corresponding Investment Advisory Agreement and, in the case of Long/Short Healthcare Fund, the Investment Sub-Advisory Agreement. HFAM is owned by Highland Capital Management Services, Inc., a Delaware corporation (“HCM Services, Inc.”), and its general partner Strand Advisors XVI, Inc., of which James Dondero is the sole stockholder. HCM Services, Inc. is controlled by Mr. Dondero and Mark Okada by virtue of their respective share ownership.
     Under the Investment Advisory Agreement, as novated, with Floating Rate Opportunities Fund, HFAM receives a monthly fee, computed and accrued daily, at the annual rate of 0.65% of the Fund’s average daily managed assets for the first $1 billion, 0.60% of the Fund’s average daily managed assets for the next $1 billion and 0.55% of the Fund’s average daily managed assets over $2 billion. Under the Investment Advisory Agreements, as novated, with Long/Short Equity Fund and Long/Short Healthcare Fund, HFAM receives a monthly fee, computed and accrued daily, at the annual rate of 2.25% and 1.00%, respectively, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Under Long/Short Healthcare Fund’s Investment Advisory Agreement, Highland’s fee is reduced by any sub-advisory fee payable directly by the Fund.
     Under each Investment Advisory Agreement, as novated, HFAM, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, HFAM also provides certain administration services to the Funds. See “Administrator/Sub-Administrator” below.
     HFAM carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.
     Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of HFAM, HFAM shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.
ADMINISTRATOR/SUB-ADMINISTRATORS
The first paragraph of the section “Administrator/Sub-Administrator” on pages 32-33 is hereby amended and restated as follows:
     Under an administration agreement dated as of December 15, 2011, as amended from time to time, HFAM provides administration services to each Fund, provides executive and other personnel necessary to administer each Fund and furnishes office space to each Fund. HFAM receives a monthly administration fee from each Fund, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. The Funds pay all expenses other than those paid by HFAM, including but not limited to printing and postage charges and securities registration and custodian fees. Under a separate sub-administration agreement, dated as of December 15, 2011, as amended from time to time, HFAM has delegated certain administrative functions to BNY Mellon

Investment Servicing (US) Inc. (“BNY”) 760 Moore Road, King of Prussia, Pennsylvania 19406, and pays BNY a portion of the fee it receives from the Funds (0.01% of average gross assets). BNY has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Fund. In addition, under a second separate sub-administration agreement, dated as of December 15, 2011, as amended from time to time, HFAM has delegated certain administrative services to Highland, and pays Highland a portion of the fee it receives from the Funds. Highland has agreed to provide certain legal, compliance and tax reporting services to the Funds.
     Prior to December 15, 2011, Highland served as administrator to the Funds and BNY served as sub-administrator to the Funds, in each case under contracts providing for substantially identical services at the same fee currently charged under the current arrangements.
PROXY VOTING POLICY
          The proxy voting policy of Highland Funds Asset Management, L.P. is attached as an Appendix to this supplement.
          In addition, all references to “Highland Capital Management, L.P.” and “Highland” (when referring to the investment adviser) are hereby replaced by “Highland Funds Asset Management, L.P.” and “HFAM,” respectively, except to the extent the context requires otherwise (such as references to periods prior to December 15, 2011).
The portion of the section entitled “Information Regarding Portfolio Managers” that applies to Highland Long/Short Equity Fund is hereby amended and restated as follows:
The portfolio manager of Long/Short Equity Fund is Jonathan Lamensdorf. The following tables provide information about funds and accounts, other than Long/Short Equity Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.
As of June 30, 2011, Jonathan Lamensdorf managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	1	$529.3	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
The portion of the section entitled “Information Regarding Portfolio Managers — Ownership of Securities” that applies to Highland Long/Short Equity Fund is hereby amended and restated as follows:
The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of June 30, 2011.

Dollar Range of
Long/Short Equity Fund Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Jonathan Lamensdorf	$100,001-$500,000
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
INFORMATION FOR FUTURE REFERENCE

APPENDIX
HIGHLAND FUNDS ASSET MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
     1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
     1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
     2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.
     2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.
     The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.
     2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis & Co., and The Company’s CCO or his/her designee will annually review the

Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.
     2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly
     2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.
     2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
     2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.
3. Conflicts of Interest
     3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
     3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
     4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.
     4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.4 Records of each vote cast by the Company on behalf of Clients.
     4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.
     4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
     4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.

     4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
     4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.
     4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.